Exhibit 25.2
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM T-1
                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                               ------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                     PURSUANT TO SECTION 305(b)(2)(3)___(3)
                               ------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

                                   13-5160382

                      (I.R.S. employer identification no.)

                    48 Wall Street, New York, New York 10286

               (Address of principal executive offices) (Zip Code)
                               -------------------

                              The Bank of New York
                            100 Ashford Center North
                                    Suite 520
                             Atlanta, Georgia 30338
                           Attn: Ms. Elizabeth Talley
                                 (770) 698-5188
            (Name, address and telephone number of agent for service)
                              --------------------

                        Savannah Electric & Power Company

               (Exact name of obligor as specified in its charter)

Georgia                                                        58-0418070
State or other jurisdiction of                       (IRS employer
incorporation or organization                         identification no.)

                        Savannah Electric & Power Company
                               600 East Bay Street
                               Savannah, GA 31402
                                 (912) 644-7171

          (Address and telephone number of principal executive offices)
                              --------------------

                               Subordinated Notes
                       (Title of the indenture securities)

1.       General Information.
         -------------------

         Furnish the following information as to the trustee--

                  Name and address of each examining or supervising authority to which it is subject.

                  Superintendent of Banks of the State of New York
                  2 Rector Street
                  New York, N.Y.  10006, and Albany, N.Y.  12203

                  Federal Reserve Bank of New York
                  33 Liberty Plaza
                  New York, N.Y.  10045

                  Federal Deposit Insurance Corporation
                  Washington, D.C.  20429

                  New York Clearing House Association
                  New York, N.Y.  10005

                  Whether it is authorized to exercise corporate trust powers.

                  Yes.

2.       Affiliations with Obligor.
         -------------------------

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

3-15     Not Applicable

16.      List of Exhibits.
         ----------------

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

         (1) A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         (4) A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         (6) The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         (7) A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                              EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE

         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of Savannah Electric & Power Company Subordinated Notes, The Bank of New York hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                        THE BANK OF NEW YORK


                                        By:      /S/ Elizabeth T. Talley
                                                 Elizabeth T. Talley, Agent

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 22nd day of March, 2001.

                                       THE BANK OF NEW YORK


                                       By:      /S/ Elizabeth T. Talley
                                                Elizabeth T. Talley, Agent

                                                EXHIBIT 7 TO FORM T-1


                              EXHIBIT 7 TO FORM T-1

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                     of 48 Wall Street, New York, N.Y. 10286

         And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business September 30, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                               Dollar Amounts
                                                               in Thousands
ASSETS

Cash and balances due from
         depository institutions:
         Noninterest-bearing balances
           and currency and coin................................$ 4,194,838
         Interest-bearing balances..............................  4,596,320
Securities:
         Held-to-maturity securities............................    837,052
         Available-for-sale securities..........................  4,877,379
Federal funds sold and securities
         purchased under agreements to resell.................... 3,085,401
Loans and lease financing receivables:
         Loans and leases,
           net of unearned income. . . . . 37,707,721
         LESS: Allowance for loan and
           lease losses. . . . . . . . . .    598,990
         LESS: Allocated transfer

           risk reserve. . . . . . . . . .     12,370
         Loans and leases, net of unearned
           income and allowance and reserve..................... 37,096,361
Assets held in trading accounts................................. 10,039,718
Premises and fixed assets (including
         capitalized leases)....................................    740,743
Other real estate owned.........................................      4,714
Investments in unconsolidated
         subsidiaries and associated
         companies..............................................    178,845
Customers' liability to this bank
         on acceptances outstanding..............................   887,442
Intangible assets...............................................  1,353,079
Other assets....................................................  4,982,250
                                                                -----------
Total assets....................................................$72,874,142
                                                                ===========


LIABILITIES

Deposits:
         In domestic offices....................................$26,812,643
         Noninterest-bearing . . . . . . . 11,206,758
         Interest-bearing. . . . . . . . . 15,605,885
         In foreign offices, Edge and
           Agreement subsidiaries, and IBFs..................... 26,338,068
         Noninterest-bearing . . . . . . .    520,061
         Interest-bearing. . . . . . . . . 25,818,007
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:

         Federal funds purchased................................  1,789,285
Demand notes issued to the
         U.S. Treasury..........................................    100,000
Trading liabilities.............................................  2,440,940
Other borrowed money:
         With remaining maturity of one year
           or less..............................................  1,581,151
         With remaining maturity of more
           than one year through three years....................          0
         With remaining maturity of more
           than three years.....................................     31,080
Bank's liability on acceptances
           executed and outstanding.............................    889,948
Subordinated notes and debentures...............................  1,652,000
Other liabilities...............................................  4,914,363
                                                                -----------
Total liabilities............................................... 66,549,478
                                                                ===========


EQUITY CAPITAL

Common stock....................................................  1,135,285
Surplus.........................................................    988,327
Undivided profits and capital
         reserves...............................................  4,242,906
Net unrealized holding gains (losses)
         on available-for-sale securities.......................   (11,848)
Cumulative foreign currency

         translation adjustments................................   (30,006)
                                                                   --------
Total equity capital............................................  6,324,664
                                                                -----------
Total liabilities and equity capital............................$72,874,142
                                                                ===========


 .........I, Thomas J. Masiro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                             Thomas J. Masiro


 .........We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

 .........Thomas A. Renyi   )
 .........Gerald L. Hassell )        Directors
 .........Allen R. Griffith )